Exhibit 10.1

Loan Number: 1019942

FIRST AMENDMENT TO SECOND LIEN CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SECOND LIEN CREDIT AGREEMENT (this “Amendment”) dated as of February 8, 2021, by and among PREIT ASSOCIATES, L.P., a Delaware limited partnership (“PREIT”), PREIT-RUBIN, INC., a Pennsylvania corporation (“PREIT-RUBIN”), PENNSYLVANIA REAL ESTATE INVESTMENT TRUST, a Pennsylvania business trust (the “Parent”; together with PREIT and PREIT-RUBIN each individually, a “Borrower” and collectively, the “Borrower”), each of the Lenders (as defined below) and WELLS FARGO BANK, NATIONAL ASSOCIATION (the “Administrative Agent”). Capitalized terms used and not defined herein shall have the meanings set forth in the Credit Agreement (defined below).

WHEREAS the Borrower, each of the financial institutions initially a signatory thereto together with their assignees pursuant to Section 11.6.(b) (the “Lenders”), and the Administrative Agent have entered into that certain Second Lien Credit Agreement, dated as of December 10, 2020 (the “Credit Agreement”);

AND WHEREAS, pursuant to Section 12.25 of such Credit Agreement Borrower expressly reserved the right to seek a final determination from the Bankruptcy Court as to whether default interest under the Existing Term Loans and the Existing Revolver/Term Loans was due and payable prior to the Agreement Date (as such disputed amounts, the “Disputed Interest”);

AND WHEREAS, in order to resolve with finality all issues concerning the Disputed Interest, the Lenders have agreed to reduce the amount of the outstanding Loans under the Credit Agreement (and make a corresponding reduction in Term Loan Commitments) by the sum of (A) $5,275,111.11, such amount representing the amount of Disputed Interest that was included as part of the Loans on the Effective Date (the “Disputed Principal Amount”) and (B) $39,856.40, such amount representing the amount of interest paid in kind on the Disputed Principal Amount between the Effective Date and the date hereof (such amount, the “Disputed PIK Interest” and together with the Disputed Principal Amount, the “Total Reduction Amount”), and the Borrowers, the Administrative Agent and the Lenders have agreed to the provide the mutual releases related to the Disputed Interest set forth herein.

NOW, THEREFORE, to avoid the burden and expense of litigation and to resolve the claims relating to the Disputed Interest, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1    Amendment to Credit Agreement. Upon the effectiveness of this Amendment, the parties hereto agree that:

(a)    The principal amount of Loans outstanding under the Credit Agreement shall be revised by reducing (i) the initial principal amount of the Loans, retroactively as of December 10, 2020, by the Disputed Principal Amount to $535,246,882.70, and (ii) the amount of paid in kind interest paid on January 10, 2021 by the Disputed PIK Interest to $4,044,087.56;

Loan Number: 1019942

(b)    Schedule I of the Credit Agreement shall be amended and restated, retroactively as of December 10, 2020, in its entirety as set forth on Schedule I attached hereto;

(c)    without limiting the effect of, and without duplication of, clause (a) of this Section, all accrued and unpaid interest on the Total Reduction Amount shall be voided; and

(d)    all the Term Notes issued prior to the date of this Amendment by Borrower and payable to any Lender are hereby deemed to be amended, retroactive to December 10, 2020, to reduce the principal amount of such Lender’s Loans set forth therein to the corresponding amount set forth for such Lender on Schedule I attached hereto.

Section 2    Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Administrative Agent of each of the following, each in form and substance satisfactory to the Administrative Agent:

(a)    a counterpart of this Amendment duly executed by the Borrower, the Administrative Agent and each of the Lenders; and

(b)    a Guarantor Acknowledgement substantially in the form of Annex A attached hereto, executed by each Guarantor;

Section 3    Representations. Each Borrower represents and warrants to the Administrative Agent and the Lenders that, as of the date hereof, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing under the Credit Agreement.

Section 4    Release of Claims.

(a)    Upon the effectiveness of the amendments set forth in Section 1 of this Amendment, each Borrower hereby releases Administrative Agent, Lenders, and their respective parent corporations, subsidiaries and affiliates, any holder of or participant in a Loan, and each of their respective present and former officers, directors, shareholders, representatives, consultants, attorneys, employees and agents thereof, and their respective heirs, personal representatives, successors and assigns (collectively, the “Lender Released Parties”), from any and all claims, liabilities, damages, actions and causes of action of every nature or character (collectively, the “Claims”), known or unknown, direct or indirect, at law or in equity, for or because of any matter or things done, omitted or suffered to be done by any of the Lender Released Parties prior to and including the date hereof, relating solely to the Disputed Interest.

(b)    Upon the effectiveness of the amendments set forth in Section 1 of this Amendment, each of the Administrative Agent and each of the Lenders hereby releases the Borrower, Parent, and their respective subsidiaries and affiliates, and each of their respective present and former officers, directors, shareholders, representatives, consultants, attorneys, employees and agents thereof, and their respective heirs, personal representatives, successors and assigns (collectively, the “PREIT Released Parties”), from

Loan Number: 1019942

any and all of the Claims, known or unknown, direct or indirect, at law or in equity, for or because of any matter or things done, omitted or suffered to be done by any of the PREIT Released Parties prior to and including the date hereof, relating solely to the Disputed Interest.

(c)    In entering into this Amendment, (i) each of the Borrower and the Parent has consulted with, and been represented by, legal counsel and expressly disclaims any reliance on any representations, acts or omissions by any of the Lender Released Parties and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth above do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity hereof and (ii) each of the Administrative Agent and the Lenders has consulted with, and been represented by, legal counsel and expressly disclaims any reliance on any representations, acts or omissions by any of the PREIT Released Parties and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth above do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity hereof. The provisions of this Section 4 shall survive the termination of the Credit Agreement, the other Loan Documents, and the payment in full of the Obligations under the Credit Agreement.

Section 5    Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment. This Amendment is a Loan Document.

Section 6    Expenses. The Borrower shall reimburse the Administrative Agent upon demand for all reasonable costs and expenses (including reasonable attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 7    Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 8    GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON OR ARISING OUT OF THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 9    Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only from the date as of which this Amendment is dated. The Existing Credit Agreement, as amended hereby, is hereby ratified and confirmed in all respects. Nothing in this Amendment shall limit, impair or constitute a waiver of the rights, powers or remedies available to the Administrative Agent or the Lenders under the Credit Agreement or any other Loan Document.

Loan Number: 1019942

Section 10    Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

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Loan Number: 1019942

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Second Lien Credit Agreement to be executed by their authorized officers all as of the day and year first above written.

PREIT ASSOCIATES, L.P.

By:	Pennsylvania Real Estate Investment Trust, its general partner

	By:	/s/ Andrew Ioannou
	Name:	Name: Andrew Ioannou
	Title:	Executive Vice President, Finance & Acquisitions and Treasurer

PREIT-RUBIN, INC.

By:	/s/ Andrew Ioannou
Name:	Name: Andrew Ioannou
Title:	Executive Vice President, Finance & Acquisitions and
Treasurer

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

By:	/s/ Andrew Ioannou
Name:	Name:	Andrew Ioannou
Title:	Executive Vice President, Finance & Acquisitions and
Treasurer

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Loan Number: 1019942

[Signature Page to First Amendment to Second Lien Credit Agreement

with PREIT Associates, L.P. et al.]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent and as a Lender

By:	/s/ Brandon H. Barry
Name:	Brandon H. Barry
Title:	Director

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Loan Number: 1019942

[Signature Page to First Amendment to Second Lien Credit Agreement

with PREIT Associates, L.P. et al.]

MANUFACTURERS AND TRADERS TRUST COMPANY,
as a Lender

By:	/s/ Glenn L. Best
Name:	Glenn L. Best
Title:	Vice President

[Signatures Continue on Following Page]

Loan Number: 1019942

[Signature Page to First Amendment to Second Lien Credit Agreement

with PREIT Associates, L.P. et al.]

CITIZENS BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Adrienne Bain
Name:	Adrienne Bain
Title:	Authorized Signer

[Signatures Continue on Following Page]

Loan Number: 1019942

[Signature Page to First Amendment to Second Lien Credit Agreement

with PREIT Associates, L.P. et al.]

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Shari L. Reams-Henofer
Name:	Shari L. Reams-Henofer
Title:	Senior Vice President

Loan Number: 1019942

[Signature Page to First Amendment to Second Lien Credit Agreement

with PREIT Associates, L.P. et al.]

ASSOCIATED BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Adam Harding
Name:	Adam Harding
Title:	Vice President

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Loan Number: 1019942

[Signature Page to First Amendment to Second Lien Credit Agreement

with PREIT Associates, L.P. et al.]

CITICORP NORTH AMERICA, INC.,
as a Lender

By:	/s/ David Bouton
Name:	David Bouton
Title:	Authorized Signatory

[Signatures Continue on Following Page]

Loan Number: 1019942

[Signature Page to First Amendment to Second Lien Credit Agreement

with PREIT Associates, L.P. et al.]

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Paul Choi
Name:	Paul Choi
Title:	Authorized Signer

[Signatures Continue on Following Page]

Loan Number: 1019942

[Signature Page to First Amendment to Second Lien Credit Agreement

with PREIT Associates, L.P. et al.]

MUFG UNION BANK, N.A.,
as a Lender

By:	/s/ Mark Menda
Name:	Mark Menda
Title:	Director

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Loan Number: 1019942

[Signature Page to First Amendment to Second Lien Credit Agreement

with PREIT Associates, L.P. et al.]

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Nicholas V. Ocepek
Name:	Nicholas V. Ocepek
Title:	Senior Vice President

[Signatures Continue on Following Page]

Loan Number: 1019942

[Signature Page to First Amendment to Second Lien Credit Agreement

with PREIT Associates, L.P. et al.]

STRATEGIC VALUE DISLOCATION MASTER FUND LP,
as a Lender

By: SVP Dislocation LLC, its Investment Manager

By:	/s/ James Dougherty
Name:	James Dougherty
Title:	Chief Financial Officer

[Signatures Continue on Following Page]

Loan Number: 1019942

[Signature Page to First Amendment to Second Lien Credit Agreement

with PREIT Associates, L.P. et al.]

STRATEGIC VALUE SPECIAL SITUATIONS MASTER FUND IV L.P.,
as a Lender
By: SVP Special Situations IV LLC, its Investment Manager

By:	/s/ James Dougherty
Name:	James Dougherty
Title:	Chief Financial Officer

[Signatures Continue on Following Page]

Loan Number: 1019942

[Signature Page to First Amendment to Second Lien Credit Agreement

with PREIT Associates, L.P. et al.]

STRATEGIC VALUE MASTER FUND, LTD.,
as a Lender
By: Strategic Value Partners, LLC, its Investment Manager

By:	/s/ James Dougherty
Name:	James Dougherty
Title:	Chief Financial Officer

[End of Signatures]

Loan Number: 1019942

ANNEX A

FORM OF GUARANTOR ACKNOWLEDGEMENT

THIS GUARANTOR ACKNOWLEDGEMENT dated as of February 8, 2021 (this “Acknowledgement”) executed by each of the undersigned (the “Guarantors”) in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), and each “Lender” a party to the Credit Agreement referred to below (collectively, the “Lenders”).

WHEREAS, PREIT ASSOCIATES, L.P., a Delaware limited partnership (“PREIT”), PREIT-RUBIN, INC., a Pennsylvania corporation, PENNSYLVANIA REAL ESTATE INVESTMENT TRUST, a Pennsylvania business trust (the “Parent”; together with PREIT and PREIT-RUIBN each individually, a “Borrower” and collectively, the “Borrower”), the Lenders, the Administrative Agent and certain other parties have entered into that certain Second Lien Credit Agreement dated as of December 10, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, each of the Guarantors is a party to that certain Guaranty dated as of August 11, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) pursuant to which they guarantied, among other things, the Borrower’s obligations under the Credit Agreement on the terms and conditions contained in the Guaranty;

WHEREAS, the Borrower, the Administrative Agent and the Lenders are to enter into an First Amendment to Second Lien Credit Agreement, dated as of the date hereof (the “Amendment”), to amend the terms of the Credit Agreement on the terms and conditions contained therein; and

WHEREAS, it is a condition precedent to the effectiveness of the Amendment that the Guarantors execute and deliver this Acknowledgement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1. Reaffirmation. Each Guarantor hereby reaffirms its continuing obligations to the Administrative Agent and the Lenders under the Guaranty and agrees that the transactions contemplated by the Amendment shall not in any way affect the validity and enforceability of the Guaranty, or reduce (except to the extent of the express reductions in the Obligations set forth in the Amendment), impair or discharge the obligations of such Guarantor thereunder. Each Guarantor which is a party to any of the Security Documents hereby reaffirms its continuing obligations under such Security Documents and agrees that the transactions contemplated by the Amendment shall not in any way affect the validity and enforceability of any of the Security Documents, or reduce (except to the extent of the express reductions in the Obligations set forth in the Amendment), impair or discharge the obligations of such Guarantor thereunder.

Section 2.    Governing Law.    THIS ACKNOWLEDGEMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON OR ARISING OUT OF THIS ACKNOWLEDGMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 4.    Counterparts.    This Acknowledgement may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Annex A

Loan Number: 1019942

IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Guarantor Acknowledgement as of the date and year first written above.

“GUARANTORS”

PR CHERRY HILL OFFICE GP, LLC
By:	PREIT Associates, L.P., sole member
BALA CYNWYD ASSOCIATES, L.P.
By:	PR Cherry Hill Office GP, LLC, general partner
By: PREIT Associates, L.P., sole member
PR MOORESTOWN ANCHOR-M, LLC
By:	PREIT Associates, L.P., sole member
PR MOORESTOWN LLC
By:	PREIT Associates, L.P., sole member
PR MOORESTOWN LIMITED PARTNERSHIP
By:	PR Moorestown LLC, general partner
By: PREIT Associates, L.P., sole member
MOORESTOWN MALL LLC
By:	PR Moorestown Limited Partnership, sole member
By: PR Moorestown LLC, general partner
By: PREIT Associates, L.P., sole member
PLYMOUTH GROUND ASSOCIATES LLC
By:	PREIT Associates, L.P., sole member
PLYMOUTH GROUND ASSOCIATES LP
By:	Plymouth Ground Associates LLC, general partner
By: PREIT Associates, L.P., sole member
PR AEKI PLYMOUTH LLC
By:	PREIT Associates, L.P., sole member
PR AEKI PLYMOUTH, L.P.
By:	PR AEKI Plymouth LLC, general partner
By: PREIT Associates, L.P., sole member
PR BVM, LLC
By:	PREIT Associates, L.P., sole member
PR CUMBERLAND OUTPARCEL LLC
By:	PREIT Associates, L.P., sole member
PR VALLEY VIEW OP-DSG/CEC, LLC
By:	PREIT Associates, L.P., sole member
PR MOORESTOWN ANCHOR-L&T, LLC
By:	PREIT Associates, L.P., sole member

By:	Pennsylvania Real Estate Investment Trust, general partner

By:	/s/ Andrew Ioannou
Name:	Andrew Ioannou
Title:	Executive Vice President, Finance & Acquisitions and Treasurer

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Annex A – Signature Page to Guarantor Acknowledgment

Loan Number: 1019942

PR EXTON LLC
By:	PREIT Associates, L.P., sole member
PR EXTON LIMITED PARTNERSHIP
By:	PR Exton LLC, general partner
By: PREIT Associates, L.P., sole member
PR EXTON OUTPARCEL GP, LLC
By:	PREIT Associates, L.P., sole member
PR EXTON OUTPARCEL HOLDINGS, LP
By:	PR Exton Outparcel GP, LLC, general partner
By: PREIT Associates, L.P., sole member
PR EXTON OUTPARCEL LIMITED PARTNERSHIP
By:	PR Exton Outparcel GP, LLC, general partner
By: PREIT Associates, L.P., sole member
XGP LLC
By:	PR Exton Limited Partnership, sole member
By: PR Exton LLC, general partner
By: PREIT Associates, L.P., sole member
PR EXTON SQUARE PROPERTY L.P.
By:	XGP LLC, general partner
By: PR Exton Limited Partnership, sole member
By: PR Exton LLC, general partner
By: PREIT Associates, L.P., sole member
PR FIN DELAWARE, LLC
By:	PREIT Associates, L.P., sole member
PR FINANCING II LLC
By:	PREIT Associates, L.P., sole member
PR FINANCING I LLC
By:	PREIT Associates, L.P., member and
By: PR Financing II LLC, member
By: PREIT Associates, L.P., sole member
PR FINANCING LIMITED PARTNERSHIP,
By:	PR Financing I LLC, general partner
By: PREIT Associates, L.P., member and
By: PR Financing II LLC, member
By: PREIT Associates, L.P., sole member
PR GAINESVILLE LLC
By:	PREIT Associates, L.P., sole member
PR GAINESVILLE LIMITED PARTNERSHIP
By:	PR Gainesville LLC, general partner
By: PREIT Associates, L.P., sole member

By:	Pennsylvania Real Estate Investment Trust, general partner

By:	/s/ Andrew Ioannou
Name:	Andrew Ioannou
Title:	Executive Vice President, Finance & Acquisitions and Treasurer

[Signatures Continued on Next Page]

Annex A – Signature Page to Guarantor Acknowledgment

Loan Number: 1019942

PR GV LLC
By:	PREIT Associates, L.P., sole member
PR GV LP
By:	PR GV LLC, general partner
By: PREIT Associates, L.P., sole member
PR PRINCE GEORGE’S PLAZA LLC
By:	PREIT Associates, L.P., sole member
PR HYATTSVILLE LLC
By:	PR Prince George’s Plaza LLC, sole member
By: PREIT Associates, L.P., sole member
PR JK LLC
By:	PREIT Associates, L.P., sole member
PR JACKSONVILLE LLC
By:	PREIT Associates, L.P. member and
By: PR JK LLC, member
By: PREIT Associates, L.P., sole member
PR JACKSONVILLE LIMITED PARTNERSHIP
By:	PR Jacksonville LLC, general partner
By: PREIT Associates, L.P., member and
By: PR JK LLC, member
By: PREIT Associates, sole member
PR MAGNOLIA LLC
By:	PREIT Associates, L.P., sole member
PR VALLEY ANCHOR-S, LLC
By:	PREIT Associates, L.P., sole member
PR WOODLAND ANCHOR-S, LLC
By:	PREIT Associates, L.P., sole member

By:	Pennsylvania Real Estate Investment Trust, general partner

By:	/s/ Andrew Ioannou
Name:	Andrew Ioannou
Title:	Executive Vice President, Finance & Acquisitions and Treasurer

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Annex A – Signature Page to Guarantor Acknowledgment

Loan Number: 1019942

PR PLYMOUTH ANCHOR-M, LLC
By:	PREIT Associates, L.P., sole member
PR PLYMOUTH ANCHOR-M, L.P.
By:	PR Plymouth Anchor-M, LLC, general partner
By: PREIT Associates, L.P., sole member
PR PM PC ASSOCIATES LLC
By:	PREIT Associates, L.P., sole member
PR PLYMOUTH MEETING ASSOCIATES PC LP
By:	PR PM PC Associates LLC, general partner
By: PREIT Associates, L.P., sole member
PR PLYMOUTH MEETING LLC
By:	PREIT Associates, L.P., sole member
PR PLYMOUTH MEETING LIMITED PARTNERSHIP
By:	PR Plymouth Meeting LLC, general partner
By: PREIT Associates, L.P., sole member
PR PM PC ASSOCIATES LP
By:	PR PM PC Associates LLC, general partner
By: PREIT Associates, L.P., sole member

By:	Pennsylvania Real Estate Investment Trust, general partner

By:	/s/ Andrew Ioannou
Name:	Andrew Ioannou
Title:	Executive Vice President, Finance & Acquisitions and Treasurer

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Annex A – Signature Page to Guarantor Acknowledgment

Loan Number: 1019942

PR SPRINGFIELD TOWN CENTER LLC
By:	PREIT Associates, L.P., sole member
PR SWEDES SQUARE LLC
By:	PREIT Associates, L.P., sole member
PR TP LLC
By:	PREIT Associates, L.P., sole member
PR TP LP
By:	PR TP LLC, general partner
	By:	PREIT Associates, L.P., sole member
PR VALLEY ANCHOR-M, LLC
By:	PREIT Associates, L.P., sole member
PR VALLEY ANCHOR-M LIMITED PARTNERSHIP
By:	PR Valley Anchor-M, LLC, general partner
	By:	PREIT Associates, L.P., sole member
PR VALLEY LLC
By:	PREIT Associates, L.P., sole member
PR VALLEY LIMITED PARTNERSHIP
By:	PR Valley LLC, its general partner
	By:	PREIT Associates, L.P., sole member
PR VALLEY VIEW ANCHOR-M, LLC
By:	PREIT Associates, L.P., sole member
PR VALLEY VIEW ANCHOR-M LIMITED PARTNERSHIP
By:	PR Valley View Anchor-M, LLC, its general partner
	By:	PREIT Associates, L.P., sole member

By: Pennsylvania Real Estate Investment Trust, general partner

By:	/s/ Andrew Ioannou
Name:	Andrew Ioannou
Title:	Executive Vice President, Finance & Acquisitions and Treasurer

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Annex A – Signature Page to Guarantor Acknowledgment

Loan Number: 1019942

PR SUNRISE OUTPARCEL 2, LLC
PR VALLEY SOLAR LLC

By: PREIT – RUBIN, Inc., sole member

By:	/s/ Andrew Ioannou
Name:	Andrew Ioannou
Title:	Executive Vice President, Finance & Acquisitions and Treasurer

PREIT – RUBIN, INC.

By:	/s/ Andrew Ioannou
Name:	Andrew Ioannou
Title:	Executive Vice President, Finance & Acquisitions and Treasurer

PREIT – RUBIN OP, INC.

By:	/s/ Andrew Ioannou
Name:	Andrew Ioannou
Title:	Executive Vice President, and Assistant Treasurer

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Annex A – Signature Page to Guarantor Acknowledgment

Loan Number: 1019942

PR CAPITAL CITY LIMITED PARTNERSHIP
By:	PR Capital City LLC, general partner
	By:	PREIT Associates, L.P., its member
	By:	PR CC II LLC, its member
		By:	PREIT Associates, L.P., its sole member
PR CC LIMITED PARTNERSHIP
By:	PR CC I LLC, general partner
	By:	PREIT Associates, L.P., its member
	By:	PR CC II LLC, its member
		By:	PREIT Associates, L.P., its sole member
PR CAPITAL CITY LLC
By:	PREIT Associates, L.P., its member
By:	PR CC II LLC, its member
		By:	PREIT Associates, L.P., its sole member
PR CC I LLC
By:	PREIT Associates, L.P., its member
By:	PR CC II LLC, its member
		By:	PREIT Associates, L.P., its sole member
PR CC II LLC
By:	PREIT Associates, L.P., its sole member

By:	Pennsylvania Real Estate Investment Trust, its general partner

By:	/s/ Andrew Ioannou
Name:	Andrew Ioannou
Title:	Executive Vice President, Finance & Acquisitions and Treasurer

Address for Notices for all Guarantors:

c/o PREIT Associates, L.P. 2005 Market Street
Suite 1000
Philadelphia, PA 19103
Attention: Andrew Ioannou
Telephone:	(215) 875-0700
Telecopy:	(215) 546-7311

Annex A – Signature Page to Guarantor Acknowledgment

Loan Number: 1019942

SCHEDULE I

Commitments

Term Loan Commitments

Schedule I